Exhibit 99.1

Catalent Announces Launch of Private Offering of $475 Million of Senior Unsecured Notes Due 2029

SOMERSET, N.J., February 10, 2021 — Catalent, Inc. (“Catalent”) (NYSE: CTLT), the leading global provider of advanced delivery technologies, development, and manufacturing solutions for drugs, biologics, cell and gene therapies, and consumer health products, today announced that its wholly owned subsidiary, Catalent Pharma Solutions, Inc. (the “Operating Subsidiary”), intends to offer, subject to market and other conditions, $475 million in aggregate principal amount of senior unsecured notes due 2029 (the “Notes”) in a private offering (the “Private Offering”) that is exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”).

The Operating Subsidiary intends to use the net proceeds from the Private Offering to (i) redeem in full its 4.875% senior notes due 2026 (the “2026 Notes”), plus any accrued and unpaid interest thereon, (ii) pay related fees and expenses, and (iii) provide cash on its balance sheet for general corporate purposes, including capital expenditures.

The Notes will be guaranteed by all of the wholly owned U.S. subsidiaries of the Operating Subsidiary that guarantee its senior secured credit facilities. The Notes will not be guaranteed by PTS Intermediate Holdings, LLC or Catalent, the direct and indirect parent companies of the Operating Subsidiary.

The Notes will be offered and sold to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act and to certain non-U.S. persons outside the United States pursuant to Regulation S under the Securities Act.

The Notes have not been and will not be registered under the Securities Act or applicable state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state laws.

This press release does not constitute an offer to sell or a solicitation of an offer to buy any of the Notes or any other securities described above and shall not constitute an offer, solicitation or sale in any state or other jurisdiction in which such offer, solicitation, or sale would be unlawful. This press release does not constitute a notice of redemption under the Indenture, or an offer to tender for, or purchase, any of the 2026 Notes or any other security.

There can be no assurance that the Operating Subsidiary will (i) consummate the Private Offering on favorable terms or at all or (ii) redeem the 2026 Notes.

About Catalent

Catalent, Inc. (NYSE: CTLT), an S&P 500® Company, is the leading global provider of advanced delivery technologies, development, and manufacturing solutions for drugs, biologics, cell and gene therapies, and consumer health products. With over 85 years serving the industry, Catalent has proven expertise in bringing more customer products to market faster, enhancing product performance and ensuring reliable global clinical and commercial product supply. Catalent employs over 14,000 people, including over 2,400 scientists and technicians, at more than 40 facilities across four continents, and in fiscal year 2020 generated over $3 billion in annual revenue. Catalent is headquartered in Somerset, New Jersey. For more information, visit www.catalent.com.

Forward-Looking Statement Notice

This release contains both historical and forward-looking statements, including statements regarding the Private Offering and plans, projections and estimates regarding the use of proceeds from the Private Offering. All statements other than statements of historical fact, are, or may be deemed to be, forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements generally can be identified because they relate to the topics set forth above or by the use of statements that include phrases such as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “plan,” “project,” “foresee,” “likely,” “may,” “will,” “would,” or other words or phrases with similar meanings. Similarly, statements that describe Catalent’s objectives, plans, or goals are, or may be, forward-looking statements. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual results could vary materially from Catalent’s expectations and projections. Some of the factors that could cause actual results to differ include, but are not limited to, the following: the current or future effects of the COVID-19 pandemic on Catalent’s and its clients’ businesses; participation in a highly competitive market and increased competition that may adversely affect Catalent’s business; demand for Catalent’s offerings, which depends in part on Catalent’s customers’ research and development and the clinical and market success of their products; product and other liability risks that could adversely affect Catalent’s results of operations, financial condition, liquidity and cash flows; failure to comply with existing and future regulatory requirements; failure to provide quality offerings to customers could have an adverse effect on Catalent’s business and subject it to regulatory actions and costly litigation; problems providing the highly exacting and complex services or support required; global economic, political and regulatory risks to the operations of Catalent; inability to enhance existing or introduce new technology or service offerings in a timely manner; inadequate patents, copyrights, trademarks and other forms of intellectual property protections; fluctuations in the costs, availability, and suitability of the components of the products Catalent manufactures, including active pharmaceutical ingredients, excipients, purchased components and raw materials; changes in market access or healthcare reimbursement in the United States or internationally; fluctuations in the exchange rate of the U.S. dollar against other currencies, including as a result of the U.K.’s exit from the European Union; adverse tax, legislative or regulatory initiatives or challenges or adjustments to Catalent’s tax positions; loss of key personnel; risks generally associated with information systems; inability to complete any future acquisitions or other transactions that may complement or expand Catalent’s business or divest of non-strategic businesses or assets and difficulties in successfully integrating acquired businesses and realizing anticipated benefits of such acquisitions; risks associated with timely and successfully completing, and correctly anticipating the future demand predicted for, capital expansion projects at existing or any acquired facilities, offerings and customers’ products that may infringe on the intellectual property rights of third parties; environmental, health and safety laws and regulations, which could increase costs and restrict operations; labor and employment laws and regulations or labor difficulties, which could increase costs or result in operational disruptions; additional cash contributions required to fund Catalent’s existing pension plans; substantial leverage resulting in the limited ability of Catalent to raise additional capital to fund operations and react to changes in the economy or in the industry; and exposure to interest-rate risk to the extent of Catalent’s variable-rate debt preventing Catalent from meeting its obligations under its indebtedness. For a more detailed discussion of these and other factors, see the information under the caption “Risk Factors” in Catalent’s Annual Report on Form 10-K for the fiscal year ended June 30, 2020, filed August 31, 2020. All forward-looking statements speak only as of the date of this release or as of the date they are made, and Catalent does not undertake to update any forward-looking statement as a result of new information or future events or developments except to the extent required by law.

Contact:

Catalent, Inc.

Investor Contact:

Paul Surdez, 732-537-6325

investors@catalent.com